UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-3081

DREYFUS APPRECIATION FUND, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
	(Address of principal executive offices)	(Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000

Date of fiscal year end:	12/31

Date of reporting period:	06/30/04

FORM N-CSR

Item 1. Reports to Stockholders.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Statement of Investments
9	Statement of Assets and Liabilities
10	Statement of Operations
11	Statement of Changes in Net Assets
12	Financial Highlights
13	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus Appreciation Fund, Inc.

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Appreciation Fund, Inc. covers the six-month period from January 1, 2004, through June 30, 2004. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Fayez Sarofim, of Fayez Sarofim & Co., the fund's sub-investment adviser.

Although the U.S. economy increasingly showed signs of sustainable growth during the first half of 2004, most major stock-market indices generally ended the reporting period only slightly higher than where they began.The positive effects of rising corporate earnings were largely offset by uncertainty related to the situation in Iraq, renewed inflationary pressures and potentially higher interest rates. In fact, on the last day of the reporting period, the Federal Reserve Board raised short-term rates in what many analysts believe is the first in a series of gradual increases.

To many investors, the move to a less accommodative monetary policy marks the beginning of a new phase in the economic cycle. At times such as these, when market conditions are in a period of transition, we believe it is especially important for you to stay in close contact with your financial advisor, who can help you position your portfolio in a way that is designed to respond to the challenges and opportunities of today's changing investment environment.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2004

DISCUSSION OF FUND PERFORMANCE

Fayez Sarofim, Portfolio Manager
Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Appreciation Fund, Inc. perform relative to its benchmark?

For the six-month period ended June 30, 2004, the fund produced total return of 2.09%.1 For the same period, the total return of the fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), was 3.44%.2

The S&P 500 Index ended the reporting period only modestly higher than where it began because of concerns regarding ongoing instability in Iraq and the potential effects of higher interest rates on corporate earnings. Strong contributions from the fund's energy, pharmaceutical and consumer discretionary holdings were partially offset by relative weakness in the technology, consumer staples and financial services areas, and as a result, the fund produced a return that was roughly in line with its benchmark.

What is the fund's investment approach?

The fund invests primarily in large, well-established multinational growth companies that we believe are solidly positioned to weather difficult economic climates and thrive in more favorable environ ments. We focus on purchasing growth stocks at a price we consider to be justified by a company's fundamentals.The result is a portfolio of stocks in prominent companies selected for their sustained patterns of profitability, strong balance sheets, expanding global presence and above-average growth potential.

At the same time, we manage the fund in a manner particularly well suited to long-term investors. Our investment approach is based on targeting long-term growth rather than short-term profit. Generally, we buy and sell relatively few stocks during the course of the year, helping to minimize investors' tax liabilities and reduce trading costs.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

What other factors influenced the fund's performance?

Stocks were affected during the reporting period by the possible re-emergence of long-dormant inflationary pressures as evidenced by a stronger U.S. labor market, surging energy prices and higher prices for basic materials. In response, the Federal Reserve Board raised short-term interest rates on June 30, the last day of the reporting period. These generally adverse factors largely offset other, more positive market influences, including reports of higher earnings from many U.S. and multinational corporations.

In addition, the high-quality, large-capitalization stocks in which the fund invests appeared to begin to return to favor among investors, recently outperforming the smaller, lower-quality equities that had led the market's advance in 2003. Investors apparently now believe that earnings from larger, more established companies are likely to hold up better than those of smaller, more speculative businesses in the next phase of the U.S. economic cycle.

In this changing environment, the fund's performance received strong contributions from its energy holdings. Major integrated oil companies, such as ExxonMobil, Chevron Texaco and ConocoPhillips, benefited from rising energy prices amid rising industrial demand and limited supplies of oil. Large pharmaceutical companies, including Johnson & Johnson, Merck & Co. and Abbott Laboratories, began to recover from earlier weakness as investors responded favorably to their low valuations and healthy dividends.

The fund also received good results from many of its consumer discretionary holdings. Shares of retailer Target benefited when the company began the process of selling its department store division.Diversified publisher The McGraw-Hill Cos.saw its stock price rise in the wake of strong results from its education division and the effects of improving financial markets on its Standard & Poor's subsidiary. Shares of luxury beauty products purveyor Estee Lauder Cos. continued their march upward as ongoing skillful execution of its business plan drove profitability.

On a less positive note, the fund's return was hindered by its underweighted position in information technology stocks, few of which met our investment criteria, and disappointments among individual holdings in the financial services area. Shares of financial conglomerate Citigroup were hurt by news of the company's settlement of litigation regarding its role as advisor to former telecommunications giant WorldCom; Marsh & McClennan Cos. saw its shares fall when it became subject to an investigation into its insurance division; and government mortgage agencies Fannie Mae and Freddie Mac continued to suffer headline risk in this election year. In addition, the fund's holdings in consumer staples lagged as investors turned their attention away from traditionally defensive market sectors.

What is the fund's current strategy?

Consistent with our long-term investment perspective, we made few changes to the fund during the reporting period, except that we eliminated its positions in Bell South, SBC Communications and Ford Motor Capital Trust II.The "baby bells" have encountered heightened competitive pressures, which we were concerned might hurt their earnings and dividend growth. Ford also has suffered from competition-related issues and heavy inventory levels.

In our judgment, U.S. and multinational companies may now be reaching the peak of profitability for the current business cycle. As earnings growth becomes more difficult to attain, it seems likely to us that investors will turn their attention to larger, better-known companies with histories of consistent earnings.

July 15, 2004

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

3	Achieving tax efficiency is not a part of the fund's investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components) funds can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

The Fund 5

STATEMENT OF INVESTMENTS
June 30, 2004 (Unaudited)
Common Stocks—97.2%	Shares	Value ($)

Apparel—.9%
Christian Dior	600,000 [a]	38,883,477
Banking—7.5%
Bank of America	975,000	82,504,500
Federal Home Loan Mortgage	950,000	60,135,000
Federal National Mortgage Association	1,900,000	135,584,000
SunTrust Banks	675,000	43,868,250
		322,091,750
Capital Goods—5.7%
Emerson Electric	1,000,000	63,550,000
General Electric	5,600,000	181,440,000
		244,990,000
Consumer Staples—5.2%
Wal-Mart Stores	2,100,000	110,796,000
Walgreen	3,180,000	115,147,800
		225,943,800
Diversified Financials—8.8%
American Express	1,700,000	87,346,000
Citigroup	3,600,333	167,415,485
JP Morgan Chase & Co.	1,775,000	68,816,750
Merrill Lynch	1,050,000	56,679,000
		380,257,235
Energy—12.9%
BP, ADR	2,300,000	123,211,000
ChevronTexaco	975,000	91,757,250
ConocoPhillips	700,000	53,403,000
Exxon Mobil	5,432,598	241,261,677
Royal Dutch Petroleum	900,000	46,503,000
		556,135,927
Food, Beverage & Tobacco—16.0%
Altria Group	3,900,000	195,195,000
Anheuser-Busch Cos.	1,520,000	82,080,000
Coca-Cola	3,340,000	168,603,200
Kraft Foods	1,600,000	50,688,000
Nestle, ADR	1,250,000	83,750,000
PepsiCo	2,100,000	113,148,000
		693,464,200

Common Stocks (continued)	Shares	Value ($)

Health Care Equipment & Services—.3%
Hospira	160,000 [b]	4,416,000
Medco Health Solutions	222,507 [b]	8,344,013
		12,760,013
Hotels Restaurants & Leisure—.9%
McDonald's	1,525,000	39,650,000
Household & Personal Products—6.1%
Colgate-Palmolive	1,010,000	59,034,500
Estee Lauder Cos., Cl. A	800,000	39,024,000
Procter & Gamble	3,060,000	166,586,400
		264,644,900
Insurance—5.5%
American International Group	1,200,000	85,536,000
Berkshire Hathaway, Cl. A	820 [b]	72,939,000
Marsh & McLennan Cos.	1,750,000	79,415,000
		237,890,000
Media/Entertainment—3.1%
Fox Entertainment Group, Cl. A	782,700 [b]	20,898,090
McGraw-Hill Cos.	1,100,000	84,227,000
News, ADR	120,000 [a]	4,250,400
Time Warner	1,407,500 [b]	24,743,850
		134,119,340
Pharmaceuticals & Biotechnology—13.9%
Abbott Laboratories	1,600,000	65,216,000
Johnson & Johnson	2,800,000	155,960,000
Eli Lilly & Co.	765,000	53,481,150
Merck & Co.	1,845,000	87,637,500
Pfizer	6,075,000	208,251,000
Roche Holding, ADR	300,000	29,737,500
		600,283,150
Retailing—1.3%
Target	1,300,000	55,211,000
Semiconductors & Semiconductor Equipment—4.9%
Intel	7,650,000	211,140,000
Software & Services—2.8%
Microsoft	4,250,000	121,380,000

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)				Shares		Value ($)

Technology Hardware & Equipment—.4%
International Business Machines				200,000		17,630,000
Transportation—1.0%
United Parcel Service, Cl. B				600,000		45,102,000
Total Common Stocks
(cost $	3,105,364,577)					4,201,576,792

Preferred Stocks—1.5%

Automobiles & Components—.2%
Ford Motor Capital Trust II, Conv., $			3.25	150,000		8,214,000
Media/Entertainment—1.3%
News Corp, ADR, Cum., $		.4428		1,650,000		54,252,000
Total Preferred Stocks
(cost $52,710,813)					62,466,000

				Principal
Short-Term Investments—3.7%				Amount ($)		Value ($)

U.S, Treasury Bills:
.90%, 7/1/2004				77,527,000		77,527,000
.86%, 7/8/2004				58,569,000		58,557,286
.98%, 7/15/2004				14,524,000		14,517,319
1.06%, 7/29/2004				3,774,000		3,770,603
.95%, 8/12/2004				6,014,000		6,005,761
Total Short-Term Investments
(cost $	160,382,867)					160,377,969

Investment of Cash Collateral
for Securities Loaned—.9%				Shares		Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $	38,318,001)			38,318,001	[c]	38,318,001

Total Investments		(cost $3,356,776,258)	103.3%		4,462,738,762
Liabilities, Less Cash and Receivables				(3.3%)		(140,549,140)
Net Assets				100.0%		4,322,189,622
a A portion of these securities is on loan.At June 30, 2004, the total market value of the fund's securities on loan is $36,655,768 and the total market value of the collateral held by the fund is $38,318,001.

b	Non-income producing.
c	Investment in affiliated money market mutual fund.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2004 (Unaudited)

See notes to financial statements.

The Fund 9

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2004 (Unaudited)
Investment Income ($):
Income:
Cash dividends (net of $563,956 foreign taxes withheld at source)	42,070,859
Interest	576,590
Income from securities lending	158,294
Total Income	42,805,743
Expenses:
Investment advisory fee—Note 3(a)	5,897,615
Sub-Investment advisory fee—Note 3(a)	5,726,057
Shareholder servicing costs—Note 3(b)	7,912,362
Prospectus and shareholders' reports	114,370
Registration fees	83,112
Custodian fees—Note 3(b)	80,619
Directors' fees and expenses—Note 3(c)	53,879
Professional fees	30,231
Loan commitment fees—Note 2	10,971
Miscellaneous	56,314
Total Expenses	19,965,530
Investment Income—Net	22,840,213

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	2,129,759
Net unrealized appreciation (depreciation) on investments
and foreign currency transactions	59,325,053
Net Realized and Unrealized Gain (Loss) on Investments	61,454,812
Net Increase in Net Assets Resulting from Operations	84,295,025

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2004	Year Ended
	(Unaudited)	December 31, 2003

Operations ($):
Investment income—net	22,840,213	43,573,434
Net realized gain (loss) on investments	2,129,759	(28,231,960)
Net unrealized appreciation
(depreciation) on investments	59,325,053	641,172,330
Net Increase (Decrease) in Net Assets
Resulting from Operations	84,295,025	656,513,804

Dividends to Shareholders from ($):
Investment income—net	(755,222)	(43,629,479)

Capital Stock Transactions ($):
Net proceeds from shares sold	808,112,197	1,115,149,789
Dividends reinvested	690,044	40,095,009
Cost of shares redeemed	(552,192,352)	(914,570,827)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	256,609,889	240,673,971
Total Increase (Decrease) in Net Assets	340,149,692	853,558,296

Net Assets ($):
Beginning of Period	3,982,039,930	3,128,481,634
End of Period	4,322,189,622	3,982,039,930
Undistributed investment income—net	22,831,833	746,842

Capital Share Transactions (Shares):
Shares sold	21,434,845	33,593,113
Shares issued for dividends reinvested	18,456	1,104,628
Shares redeemed	(14,678,407)	(27,727,163)
Net Increase (Decrease) in Shares Outstanding	6,774,894	6,970,578

See notes to financial statements.

The Fund 11

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

Six Months Ended
June 30, 2004			Year Ended December 31,

(Unaudited)		2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	37.14	31.20	38.02	42.93	45.73	42.07
Investment Operations:
Investment income—net[a]	.20	.42	.31	.28	.29	.23
Net realized and unrealized
gain (loss) on investments	.58	5.93	(6.81)	(4.88)	.42	3.97
Total from
Investment Operations	.78	6.35	(6.50)	(4.60)	.71	4.20
Distributions:
Dividends from
investment income—net	(.01)	(.41)	(.30)	(.31)	(.29)	(.23)
Dividends from net realized
gain on investments	—	—	(.02)	—	(3.09)	(.31)
Dividends in excess of
net realized gain
on investments		—	—	—	(.13)	—
Total Distributions	(.01)	(.41)	(.32)	(.31)	(3.51)	(.54)
Net asset value,
end of period	37.91	37.14	31.20	38.02	42.93	45.73

Total Return (%)	2.09[b]	20.39	(17.14)	(10.75)	1.80	9.97

Ratios/Supplemental Data (%):
Ratio of operating expenses
to average net assets	.47[b]	.96	.97	.91	.88	.88
Ratio of interest expense
and loan commitment fees
to average net assets	.00[b,c]	.00[c]	.00[c]	.00[c]	.01	.01
Ratio of net investment
income to average
net assets	.54[b]	1.28	.90	.72	.64	.51
Portfolio Turnover Rate	.96[b]	4.73	1.77	5.03	4.28	11.77

Net Assets, end of period
($ x 1,000)	4,322,190	3,982,040	3,128,482	3,394,522	3,846,196	4,742,081
a Based on average shares outstanding at each month end.
b	Not annualized.
c	Amount represents less than .01%. See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Appreciation Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company.The fund's investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). Fayez Sarofim & Co. ("Sarofim") serves as the fund's sub-investment adviser. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of

The Fund 13

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund's Board. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR's and futures contracts. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions:The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $1,326 during the period ended June 30, 2004 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain other money market mutual funds managed by Dreyfus as shown in the fund's Statement of Investments.The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as "affiliated" in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $16,524,064 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2003. If

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

not applied, $264,160 of the carryover expires in fiscal 2010 and $16,259,904 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2003 was as follows: ordinary income $43,629,479. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2004, the fund did not borrow under the Facility.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Fees payable by the fund pursuant to the provisions of an Investment Advisory Agreement with Dreyfus and a Sub-Investment Advisory Agreement with Sarofim are payable monthly, computed on the average daily value of the fund's net assets at the following annual rates:

Average Net Assets		Dreyfus	Sarofim

0 up to $25 million		44 of 1%	.11 of 1%
$25 million up to $75 million		37 of 1%	.18 of 1%
$75 million up to $200 million		33 of 1%	.22 of 1%
$200 million up to $300 million	29 of 1%	.26 of 1%
In excess of $300 million	275 of 1%	.275 of 1%

(b) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services at the annual rate of .25 of 1% of the value of the fund's average daily net assets.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2004, the fund was charged $5,283,487 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2004, the fund was charged $612,968 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2004, the fund was charged $80,619 pursuant to the custody agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $1,009,812, shareholder services plan fees $905,157, custodian fees $51,860 and transfer agency per account fees $180,307.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2004, amounted to $344,520,489 and $39,340,974, respectively.

At June 30, 2004, accumulated net unrealized appreciation on investments was $1,105,962,504, consisting of $1,177,240,618 gross unrealized appreciation and $71,278,114 gross unrealized depreciation.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At June 30, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

Two class actions (which have been consolidated) have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the "Investment Advisers"), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds,and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The complaints seek unspecified compensatory and punitive damages, rescission of the funds' contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus' ability to perform its contracts with the Dreyfus funds.

NOTES

For More Information

Dreyfus Appreciation Fund, Inc.
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser
Fayez Sarofim & Co.
Two Houston Center
Suite 2907
Houston,TX 77010

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

By telephone

Call 1-800-645-6561

By mail Write to:

The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

By E-mail Send your request to info@dreyfus.com

On the Internet Information can be viewed online or downloaded from: http://www.dreyfus.com

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC's website at http://www.sec.gov

© 2004 Dreyfus Service Corporation 0141SA0604

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) not applicable

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Appreciation Fund, Inc.

By:	/s/ Stephen E. Canter

Stephen E. Canter
President

Date:	August 26, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer

Date:	August 26, 2004

By:	/s/ James Windels

James Windels
Chief Financial Officer

Date:	August 26, 2004

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)